ALPS ETF TRUST

ALERIAN MLP ETF (NYSE ARCA: AMLP)

ALERIAN ENERGY INFRASTRUCTURE ETF (NYSE ARCA: ENFR)

SUPPLEMENT DATED AUGUST 4, 2015

TO THE PROSPECTUS DATED MARCH 31, 2015, AS SUPPLEMENTED JULY 1, 2015, AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2015

Change of Custodian, Fund Accounting Agent and Transfer Agent

Effective August 3, 2015, the Board of Trustees of the Trust has appointed State Street Bank and Trust Company (“State Street”) as the custodian and transfer agent and ALPS Fund Services, Inc. as the fund accounting agent to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF. As a result, all references to The Bank of New York Mellon in the Prospectus and SAI with respect to the above named Funds are hereby deleted and replaced with reference to State Street with respect to custodian and transfer agent services and ALPS Fund Services, Inc. with respect to fund accounting services.

In addition, the section entitled “Custodian and Transfer Agent” on page 64 of the SAI is hereby deleted and replaced in its entirety with the following:

Custodian and Transfer Agent. State Street Bank and Trust Company (“SSB”), also serves as custodian for the Funds pursuant to a Custodian Agreement.  As custodian, SSB holds each Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. SSB also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement.  As compensation for the foregoing services, SSB receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.